GOLD TRACK SELECT

SUPPLEMENT DATED JANUARY 7, 2014

TO THE GOLD TRACK SELECT PROSPECTUS

DATED DECEMBER 13, 2013

The following information supplements the Gold Track Select variable annuity prospectus for Metropolitan Life Separate Account E issued by Metropolitan Life Insurance Company, dated, December 13, 2013 (the “Prospectus”). Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the Prospectus. It should be read in its entirety and kept together with Your Prospectus for future reference. If You have any questions or would like a copy of the Prospectus, please contact Us at 1-800-842-9406, or write Us at MetLife Life Insurance Company, 4700 Westown Parkway, Ste. 200, West Des Moines, Iowa 50266.

The following Funding Option is no longer available under the Contract: Janus Forty Portfolio.

Book 259	January 7, 2014

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